UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 30, 2016

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

       8480 E. Orchard Road, Greenwood Village, CO  80111

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:    (303) 449-2100

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02	DEPARTURE AND ELECTION OF EXECUTIVE OFFICERS

Resignation

On April 30, 2016, Philip S. Scarborough voluntarily resigned as Chief Financial Officer of Global Healthcare REIT, Inc., a Utah corporation (the “Company”).

Appointment

On May 2, 2016, the Board of Directors appointed Zvi Rhine to serve as Chief Financial Officer of the Company.

Mr. Rhine already serves as a member of the Board of Directors.  Compensation for Mr. Rhine’s services as an executive officer of the Company will be determined at a later date.  Biographical information regarding Mr. Rhine can be found in the Company’s Current Report on Form 8-K dated July 1, 2015 as filed with the Commission on July 6, 2015, which can be found at the SEC website: www.sec.gov.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: May 4, 2016	/s/ Lance Baller Lance Baller, Interim CEO and President